EXHIBIT 4.1

[FACE OF CERTIFICATE]

COMMON STOCK

Vignette

$.01 PAR VALUE

ET

(INCORPORATED UNDER THE LAWS
OF THE STATE OF MISSOURI)

THIS CERTIFICATE IS TRANSFERABLE IN
CRANFORD, NJ OR NEW YORK, NY

CUSIP 296315 10 4
SEE REVERSE FOR CERTAIN DEFINITIONS

ESCO TECHNOLOGIES INC.

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Esco Technologies Inc., transferable in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the articles of incorporation and by-laws of the company, as amended, to all of which the holder by acceptance hereof, assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
       In Witness Whereof, the company has caused this certificate to be signed in facsimile by its duly authorized officers and a facsimile seal of the company to be hereunto affixed.
Dated:

 [SIGNATURE]
SECRETARY

[SEAL]

[SIGNATURE]
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Countersigned and Registered:
REGISTRAR AND TRANSFER COMPANY
BY

TRANSFER AGENT
AND REGISTRAR

AUTHORIZED SIGNATURE

[REVERSE OF CERTIFICATE]

ESCO TECHNOLOGIES INC.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM                      -as tenants in common
TEN ENT                      -as tenants by the entireties
JT TEN                      -as joint tenants with right of survivorship
         and not as tenants in common
TOD           -transfer on death direction in the event of owner’s death, to person named on face

UNIF TRAN MIN ACT–_______as Custodian for___________   (Cust) (Minor)
                           under Uniform Gifts to Minors
                           Act_____________
                                 (State)

UNIF TRAN MIN ACT-_______as Custodian for__________
                 (Cust)                                           (Minor)
under Uniform Transfers to Minors Act
Act_____________
                                 (State)

Additional abbreviations may also be used though not in the above list.
For Value Received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

 Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint
 Attorney
to transfer the said shares on the books of the within-named Company with full power of substitution in the premises.
Dated
SIGNATURE(S)
NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
SIGNATURE(S)

Signature(s) Guaranteed:
By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.